VANGUARD
LIFESTRATEGY(TM)
FUNDS



VANGUARD LIFESTRATEGY
  INCOME FUND

VANGUARD LIFESTRATEGY
  CONSERVATIVE GROWTH FUND

VANGUARD LIFESTRATEGY
  MODERATE GROWTH FUND

VANGUARD LIFESTRATEGY
  GROWTH FUND



[PHOTO]



ANNUAL REPORT
DECEMBER 31, 1999



[THE VANGUARD GROUP LOGO]

FELLOW SHAREHOLDERS:

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

[PHOTO]
John C. Bogle


I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

      Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

      While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant nearly four years ago. What more could a man ask?

      While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

      But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

      You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.


                                                  /s/ JOHN C. BOGLE


CONTENTS

    REPORT FROM THE CHAIRMAN ...................  1

    AFTER-TAX RETURNS REPORT ...................  6

    THE MARKETS IN PERSPECTIVE .................  8

    PERFORMANCE SUMMARIES ...................... 10

    FUND PROFILES .............................. 14

    FINANCIAL STATEMENTS ....................... 19

    REPORT OF INDEPENDENT ACCOUNTANTS .......... 31

REPORT FROM THE CHAIRMAN

[PHOTO]
John J. Brennan

The four Vanguard LifeStrategy Funds provided positive returns during 1999. It was a banner year for stocks and a baleful one for bonds, so the funds' returns were directly correlated to the proportion of their assets in equities. The Growth Fund, which has a target allocation of 80% in stocks and 20% in bonds, delivered the highest total return of 17.3%. The Income Fund, which invests about 80% of its assets in bonds, posted a gain of just 2.8%.

---------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                         YEAR ENDED
                                                      DECEMBER 31, 1999
---------------------------------------------------------------------------
LIFESTRATEGY INCOME FUND                                     2.8%
Income Composite Index*                                      5.0
---------------------------------------------------------------------------
LIFESTRATEGY CONSERVATIVE GROWTH FUND                        7.9%
Conservative Growth Composite Index*                        10.0
---------------------------------------------------------------------------
LIFESTRATEGY MODERATE GROWTH FUND                           12.0%
Moderate Growth Composite Index*                            13.9
---------------------------------------------------------------------------
LIFESTRATEGY GROWTH FUND                                    17.3%
Growth Composite Index*                                     19.1
---------------------------------------------------------------------------

*Total returns for the composite indexes are derived by applying the fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash investments, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

      The table at right presents each fund's total return for the year. It also shows the results for the funds' benchmarks--composites made up of unmanaged indexes that are weighted to reflect the target asset allocation of each fund. Each of our funds lagged its composite index. Each fund's total return is based on the change in its net asset value during the 12-month period, adjusted for income dividends and capital gains distributions. The table on page 5 presents those per-share figures, along with each fund's yield as of December 31, 1999.

FINANCIAL MARKETS IN REVIEW

The U.S. economy continued its remarkable growth in 1999. As 2000 begins, the nation is on the verge of the longest-running expansion in U.S. history. Inflation-adjusted economic output rose 4.0% during the 12-month period, and the nation's unemployment rate was at a 30-year low of 4.1% of the workforce at year-end. Overseas economies also picked up steam, and yet inflation on the homefront did not get out of hand. A significant rise in energy prices did help push up consumer prices by 2.7% during the year. However, the "core" rate of inflation, which excludes the volatile food and energy sectors, rose just 1.9%--the smallest annual increase since 1965.

      Nonetheless, fears of higher inflation were reflected in a steady rise in interest rates during the fiscal year. The yield of the 30-year U.S. Treasury bond ended the year at 6.48%, up 138 basis points (1.38 percentage points) from its starting point of 5.10% on December 31, 1998. The Federal Reserve Board encouraged the uptrend, raising its target for short-term interest rates three times by a total of 75 basis points in an attempt to slow the economy. Short-term money market rates also rose. The yield of 90-day Treasury bills ended the period at 5.33%, up 88 basis points from 4.45% one year earlier.

      Bond prices are, of course, tightly linked to interest rates, and rising rates cause prices of existing bonds to fall. Interest rates rose across all maturities in 1999, and prices dropped accordingly. On balance, the bond market suffered its worst year since 1994. Long-term bonds were hardest hit by the rise in rates, as always, and their prices fell almost -15% during the year. The total return of the Lehman Aggregate Bond Index, a broad measure of the U.S. bond market, was -0.8%, as a price decline of -7.0% more than offset interest income of 6.2%.

      The U.S. stock market rode the white-hot technology sector in 1999 to an unprecedented fifth consecutive year of returns exceeding 20%. Stocks got off to a strong start during the first four months of the year but, weighed down by higher interest rates, struggled through most of the summer and into the fall. Through September, the Wilshire 5000 Index returned 4.6%. But technology stocks led the market on an upward tear in the fourth quarter, bringing the Wilshire 5000's full-year return to a remarkable 23.8%. The Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, returned 21.0%. Small-cap stocks, as measured by the Russell 2000 Index, returned 21.3%--a fine showing for a market segment that had badly lagged large-cap stocks in the five previous years.

      The rise of the major indexes in 1999 suggests a broad advance for the market, but in truth it was a year of "haves" and "have nots"--a huge number of stocks did not join in the market's ascent. Fully 60% of those listed on the New York Stock Exchange actually declined in price in 1999, and so did 48% of the stocks listed on the Nasdaq market. (In fact, 36% of NYSE stocks and 31% of Nasdaq issues fell by more than 20%.) As mentioned, the technology sector was the year's leading "have"--the tech stocks in the S&P 500 Index gained 74% and were largely responsible for growth stocks within the index (up 28.2%) far outpacing value stocks (12.7%). Among small stocks, the difference between growth and value was an amazing 44.6 percentage points: the Russell 2000 Index's growth stocks leapt 43.1%, while its value stocks fell -1.5%.

      Stock markets overseas posted terrific gains in 1999. European markets jumped more than 30% in local-currency terms, though U.S. investors collected just half of those gains as the euro, in its first year as a common currency, fell nearly -15% versus the dollar. Japan soared nearly 62% in dollar terms--thanks in part to a strengthening yen--and the major emerging markets were just as strong, rebounding from a dismal 1998.

FISCAL 1999 PERFORMANCE OVERVIEW

The year's returns for the LifeStrategy funds ranged from 17.3% for the Growth Fund to 2.8% for the Income Fund. The latter fund's dividend yield ended the period at 5.73%, up from 5.01% at the end of 1998.

      As you know, the LifeStrategy funds are "funds of funds" that invest in up to five underlying Vanguard portfolios. Each of the LifeStrategy funds earned a return of 23.8% from its holding of Vanguard Total Stock Market Index Fund, which tracks the Wilshire 5000 Index. At year-end, this index fund made up 5%, 21%, 36%, and 50%, respectively,

TARGET AND ACTUAL ASSET ALLOCATIONS (DECEMBER 31, 1999)
------------------------------------------------------------------------------------------
                                    STOCKS*              BONDS                CASH
                              ------------------  ------------------   -------------------
LIFESTRATEGY FUND              TARGET    ACTUAL    TARGET    ACTUAL     TARGET    ACTUAL
------------------------------------------------------------------------------------------
Income                          20%       15%       80%        85%        0%        0%
Conservative Growth             40        36        60         64         0         0
Moderate Growth                 60        56        40         44         0         0
Growth                          80        75        20         25         0         0
------------------------------------------------------------------------------------------


*International stock positions for the Income, Conservative Growth, Moderate
 Growth, and Growth Funds equal, respectively, 0%, 6%, 10%, and 15% of assets.

of the Income, Conservative Growth, Moderate Growth, and Growth Funds. Each LifeStrategy fund gains additional exposure to large U.S. stocks by holding one-quarter of its assets in Vanguard Asset Allocation Fund, which may invest in any combination of stocks, bonds, and cash reserves. The Asset Allocation Fund earned only 5.2% in 1999, due to its relatively light weighting in stocks and heavy weighting in bonds.

      The subpar performance of the Asset Allocation Fund played a key role in the relative weakness of the LifeStrategy funds versus--both the composite indexes and similar composites of peer mutual funds. Asset Allocation's adviser, Mellon Capital Management Corporation, seeks to provide equity-like returns while taking on less risk than an all-stock portfolio. This year, the adviser's allocation model proved too conservative. The fund's stock exposure was trimmed in May from 60% of assets, where it stood at year-end 1998, to 50%. In November, it was sliced again, to 40%. Meanwhile, stock market valuations--particularly in the fourth quarter--climbed to unprecedented levels. We note that over the long term, Mellon--which has managed the Asset Allocation Fund since its inception in 1988--has proven quite adept at its mission.

      For three LifeStrategy funds--Conservative Growth, Moderate Growth, and Growth--the stock allocations shown in the adjacent table include international exposure through investments of 6%, 10%, and 15% of assets, respectively, in Vanguard Total International Stock Index Fund. This international exposure proved profitable during the year, as the strength of equity markets around the globe led Total International to a gain of 29.9%.

      The fixed-income components of the LifeStrategy funds struggled in 1999. Vanguard Short-Term Corporate Fund had a total return of just 3.3%, as declines in the market value of its bonds offset about half of their interest payments. Vanguard Total Bond Market Index Fund fared worse, posting a decline of -0.8%. The latter fund is subject to more interest-rate risk than Short-Term Corporate because it holds bonds with an intermediate-term average maturity. The bond market clearly demonstrated in 1999 that its risks can be substantial. We remain confident, however, that bonds are an important component in a balanced investment program, offering a valuable combination of income and relative price stability when compared with stocks.

      As the table below illustrates, all four LifeStrategy funds delivered weak fiscal 1999 results compared with their mutual fund benchmarks. The funds were hurt, as noted, by the conservative posture of Vanguard Asset Allocation Fund. Our underperformance is also partly attributable to the fact that the average stock and bond funds managed, for a change, to beat the broad market indexes for the year. Because the LifeStrategy funds rely heavily on index funds--which cede the possibility of "beating the market" in favor of closely tracking it--they will underperform actively managed peer funds from time to time. That said, we note that all four funds beat their mutual fund benchmarks each year from 1995--their first full year of operations--through 1998.


---------------------------------------------------------------
                                     TOTAL RETURNS
                              YEAR ENDED DECEMBER 31, 1999
                         --------------------------------------
                          VANGUARD   MUTUAL FUND
LIFESTRATEGY FUND           FUND     BENCHMARK*     IFFERENCE
---------------------------------------------------------------
Income                      2.8%        5.7%          -2.9%
Conservative Growth         7.9        11.3           -3.4
Moderate Growth            12.0        16.1           -4.1
Growth                     17.3        22.1           -4.8
---------------------------------------------------------------

*Each benchmark is a blended composite that weights the returns of the average comparable mutual fund for each asset class in proportion with the target weighting of the appropriate LifeStrategy fund. All average fund figures are derived from data provided by Lipper Inc.

LONG-TERM PERFORMANCE OVERVIEW

The table below presents the results of each of the LifeStrategy funds since their inception on September 30, 1994, as well as the returns of each fund's composite benchmarks. It also shows the value of hypothetical $10,000 investments made in each fund and its benchmarks since the funds' inception. As you can see, we have earned, on average, 2.4 to 2.9 percentage points more per year than the averages for peer funds. Through the power of compounding, such seemingly small differences are magnified over time. For example, assuming the reinvestment of income and capital gains distributions, a $10,000 investment in the Growth Fund on September 30, 1994 would have grown to $25,948, or $3,121 more than the $22,827 that would have accumulated in an average peer.


--------------------------------------------------------------------------
                                                 TOTAL RETURNS
                                        SEP. 30, 1994, TO DEC. 31, 1999
                                      ------------------------------------
                                          AVERAGE       FINAL VALUE OF
                                          ANNUAL          A $10,000
                                          RETURN      INITIAL INVESTMENT
--------------------------------------------------------------------------
LIFESTRATEGY INCOME FUND                   11.4%          $17,634
Income Composite Average                    9.0            15,717
Income Composite Index                     10.6            16,937
--------------------------------------------------------------------------
LIFESTRATEGY CONSERVATIVE
    GROWTH FUND                            14.2%          $20,053
Conservative Growth
    Composite Average                      11.6            17,787
Conservative Growth
    Composite Index                        13.5            19,464
--------------------------------------------------------------------------
LIFESTRATEGY MODERATE GROWTH FUND          17.1%          $22,866
Moderate Growth Composite Average          14.5            20,333
Moderate Growth Composite Index            17.0            22,763
--------------------------------------------------------------------------
LIFESTRATEGY GROWTH FUND                   19.9%          $25,948
Growth Composite Average                   17.0            22,827
Growth Composite Index                     19.9            25,949
--------------------------------------------------------------------------


      An essential ingredient in our long-term success is our low costs. In 1999, LifeStrategy investors effectively paid 0.29 percentage point (0.28 in the case of the Income Fund) to cover their share of the operating expenses of the underlying funds. Our average competitors charged roughly four times as much--between 1.16 and 1.41 percentage point. In many cases, the expenses of competing "funds of funds" include not only the indirect costs of the underlying funds but also an additional layer of expense paid to a management company for the service of bundling those funds in one convenient package. Vanguard does not saddle LifeStrategy investors with an additional charge.

      It is important to recognize that the past decade's returns for the LifeStrategy funds and their benchmarks were unusually generous compared with long-term norms. This is principally due to the fantastic stock market returns experienced during the period. The U.S. stock market, as measured by the Wilshire 5000 Index, produced an average annual return of 17.6% during the 1990s, more than 1 1/2 times the average return of about 11% achieved by stocks since 1925.

      In part, the big returns of the past decade reflect the underlying growth in the economy and in corporate profits. But another part of the gains can be traced to growing optimism about stocks and less fear of their risks. These changes in perception are reflected in the extraordinary rise in the average stock's price/earnings ratio--from about 16 as the decade of the 1990s began to an unprecedented 33 when it ended. No one knows how or when investor perceptions may change. But we note that the moods of markets, made up as they are of self-interested individuals, can shift dramatically.

      In constructing long-term plans, it is prudent to recognize that financial markets will go through bad times as well as good, and to adopt realistic assumptions about future returns. We don't believe it is realistic to expect the next decade to be as rewarding as the past one. This isn't a forecast of doom. If inflation remains in the neighborhood of below 3% annually, it would take stock returns of only 8% to 9% a year to provide decent real, or inflation-adjusted, returns of 5% to 6%. If long-term bond returns approximate their current yields--and that's the best guess to make--the current yields of nearly 6.5% on long-term U.S. Treasury securities translate into a real return of nearly 4 percentage points, assuming inflation continues to hover around 2.5%.

IN SUMMARY

When one asset class performs so well, as stocks did again in fiscal 1999, and another performs poorly, as did bonds, it can be easy to conclude that diversification is not worthwhile. That conclusion would be dead wrong.

      At Vanguard, we continue to believe that most investors should hold balanced portfolios of stocks, bonds, and short-term reserves. The four LifeStrategy funds offer a range of options for investors who have considered their investment goals, time horizon, and tolerance for risk and selected an appropriate asset allocation. With such a plan in place, investors are well-advised to "stay the course."



/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

January 14, 2000

--------------------------------------------------------------------------------
A Note of Thanks to Our Founder
--------------------------------------------------------------------------------

As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982. John J. Brennan


FUND STATISTICS
-----------------------------------------------------------------------------------------------
                        NET ASSET VALUE PER SHARE      YEAR ENDED DECEMBER 31, 1999
                      ----------------------------    ------------------------------
                       DECEMBER 31,  DECEMBER 31,        INCOME      CAPITAL GAINS       SEC
LIFESTRATEGY FUND        1998          1999             DIVIDENDS    DISTRIBUTIONS      YIELD*
-----------------------------------------------------------------------------------------------
Income                  $13.22        $12.82             $0.69         $0.07             5.73%
Conservative Growth      14.71         15.10              0.63          0.11             4.49
Moderate Growth          16.86         18.18              0.55          0.13             3.42
Growth                   18.79         21.41              0.45          0.16             2.28
-----------------------------------------------------------------------------------------------

*30-day advertised yield net of expenses at month-end.

NOTE: IN MARCH 2000, EACH FUND IS EXPECTED TO MAKE A SUPPLEMENTAL DISTRIBUTION OF LONG-TERM CAPITAL GAINS REALIZED IN NOVEMBER AND DECEMBER 1999. THE APPROXIMATE AMOUNTS OF THE DISTRIBUTIONS ARE EXPECTED TO BE: LIFESTRATEGY INCOME FUND, $0.08; LIFESTRATEGY CONSERVATIVE GROWTH FUND, $0.10; LIFESTRATEGY MODERATE GROWTH FUND, $0.11; LIFESTRATEGY GROWTH FUND, $0.13.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the LifeStrategy funds' after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own a LifeStrategy fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

      The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

-------------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                                     YEARS ENDED DECEMBER 31, 1999
                                    -------------------------------------------------------------------
                                         1 YEAR                 5 YEARS              SINCE INCEPTION*
                                    --------------------  ----------------------  ---------------------
                                    PRETAX    AFTER-TAX    PRETAX     AFTER-TAX    PRETAX     AFTER-TAX
-------------------------------------------------------------------------------------------------------
LifeStrategy Income Fund             2.8%        0.5%       12.0%        9.4%       11.4%         8.9%
LifeStrategy Conservative
    Growth Fund                      7.9         5.8        14.9        12.6        14.2         11.8
LifeStrategy Moderate
    Growth Fund                     12.0        10.4        18.2        16.2        17.1         15.1
LifeStrategy Growth Fund            17.3        16.0        21.0        19.4        19.9         18.2
-------------------------------------------------------------------------------------------------------
Average Domestic
    Hybrid Fund**                    8.8%        6.5%       15.6%       12.7%        N.A.         N.A.
-------------------------------------------------------------------------------------------------------

 *September 30, 1994.

**Based on data from Morningstar, Inc.


      - The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

      - The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

      As you can see, the tax efficiency of the LifeStrategy funds has varied considerably. For example, the Income Fund's pretax total return of 2.8% for the 12 months ended December 31, 1999, was reduced by taxes to 0.5%. In other words, for investors in the highest tax bracket, taxes cut the fund's pretax return by
2.3 percentage points. At the other end of the spectrum was the Growth Fund. Its pretax total return of 17.3% for the 12 months ended December 31 was reduced by taxes to 16.0%. Over longer time periods, this pattern has persisted--the more growth-oriented LifeStrategy funds have delivered more of their pretax returns to investors than the income-oriented funds. Given that income distributions are taxed at full rates while unrealized capital gains remain tax-deferred, investors should recognize that a mutual fund's income return is generally less tax-efficient than its capital return.

      We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

      Finally, it's important to note that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you sell all or some of your shares.

A NOTE ABOUT OUR CALCULATIONS: Pretax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

      A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.

      Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS

The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.

      U.S. economic output increased at an inflation-adjusted rate of about 4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)


---------------------------------------------------------------------------
                                              AVERAGE ANNUAL RETURNS
                                          PERIODS ENDED DECEMBER 31, 1999
                                         ----------------------------------
                                           1 YEAR    3 YEARS   5 YEARS
---------------------------------------------------------------------------
STOCKS
  S&P 500 Index                             21.0%     27.6%     28.6%
  Russell 2000 Index                        21.3      13.1      16.7
  Wilshire 5000 Index                       23.8      26.1      27.1
  MSCI EAFE Index                           27.3      16.1      13.2
---------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index               -0.8%      5.7%      7.7%
  Lehman 10 Year Municipal Bond Index       -1.3       4.8       7.1
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                4.7       5.0       5.2
---------------------------------------------------------------------------
OTHER
  Consumer Price Index                       2.7%      2.0%      2.4%
---------------------------------------------------------------------------


      The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.

      Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

      Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS

The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.

      The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.

      At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.

      Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%. Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS

Bullishness among stock investors was an international phenomenon in 1999. The biggest gains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.

      Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.

      Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

PERFORMANCE SUMMARY
LIFESTRATEGY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-DECEMBER 31, 1999
---------------------------------------------------------------
               LIFESTRATEGY INCOME FUND            INCOME
                                                  COMPOSITE
                                                   INDEX*
FISCAL      CAPITAL       INCOME       TOTAL        TOTAL
YEAR        RETURN        RETURN      RETURN       RETURN
---------------------------------------------------------------
1994         -1.2%         1.4%         0.2%         0.3%
1995         17.7          5.3         23.0         19.2
1996          1.9          5.7          7.6          7.4
1997          8.5          5.7         14.2         13.0
1998          7.9          5.3         13.2         11.2
1999         -2.5          5.3          2.8          5.0
---------------------------------------------------------------

*60% Lehman Aggregate Bond Index, 20% Wilshire 5000 Index, and 20% Salomon Smith
 Barney 3-Month Treasury Index.

See Financial Highlights table on page 26 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1994-DECEMBER 31, 1999
----------------------------------------------------------------------------------------------
               LifeStrategy      Income                 Income                Lehman Aggregate
               Income Fund       Composite Average*     Composite Index**     Bond Index
10/1/98        10000             10000                  10000                 10000
1994 12        10020             9984                   10034                 10038
1995 03        10618             10393                  10545                 10544
1995 06        11354             10910                  11157                 11186
1995 09        11780             11249                  11522                 11405
1995 12        12324             11583                  11960                 11891
1996 03        12323             11676                  11996                 11681
1996 06        12476             11857                  12174                 11747
1996 09        12739             12098                  12414                 11965
1996 12        13266             12447                  12843                 12324
1997 03        13276             12412                  12851                 12255
1997 06        14088             13063                  13591                 12704
1997 09        14700             13649                  14167                 13126
1997 12        15153             13814                  14506                 13512
1998 03        15800             14320                  15058                 13723
1998 06        16219             14489                  15366                 14044
1998 09        16356             14235                  15437                 14638
1998 12        17150             14869                  16135                 14688
1999 03        17228             14942                  16247                 14614
1999 06        17350             15217                  16444                 14485
1999 09        17256             15110                  16334                 14584
1999 12        17634             15717                  16937                 14568

                                        AVERAGE ANNUAL TOTAL RETURNS
                                       PERIODS ENDED DECEMBER 31, 1999
                                       -------------------------------
                                                           SINCE             FINAL VALUE OF A
                                       1 YEAR   5 YEARS   INCEPTION        $10,000 INVESTMENT
---------------------------------------------------------------------------------------------
LifeStrategy Income Fund               2.82%     11.97%    11.41%               $17,634
Income Composite Average*              5.70       9.50      8.99                 15,717
Income Composite Index**               4.97      11.04     10.55                 16,937
Lehman Aggregate Bond Index           -0.82       7.73      7.43                 14,568
---------------------------------------------------------------------------------------------

 *A composite fund average weighted 60% average fixed-income fund, 20% average general equity fund, and 20% average money market fund. Derived from data provided by Lipper Inc.

**60% Lehman Aggregate Bond Index, 20% Wilshire 5000 Index, and 20% Salomon
  Smith Barney 3-Month Treasury Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                                   INCEPTION                       ------------------------
                                     DATE      1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
-------------------------------------------------------------------------------------------
LifeStrategy Income Fund           9/30/1994   2.82%   11.97%      5.92%    5.49%   11.41%
-------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
LIFESTRATEGY CONSERVATIVE GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-DECEMBER 31, 1999
---------------------------------------------------------------
             LIFESTRATEGY CONSERVATIVE           CONSERVATIVE
                   GROWTH FUND                      GROWTH
                                                  COMPOSITE
                                                    INDEX*
FISCAL     CAPITAL   INCOME     TOTAL               TOTAL
YEAR       RETURN    RETURN     RETURN              RETURN
---------------------------------------------------------------
1994        -1.3%     1.4%       0.1%                0.1%
1995        19.3      5.0       24.3                21.4
1996         5.6      4.8       10.4                10.1
1997        12.0      4.8       16.8                15.8
1998        11.3      4.6       15.9                14.2
1999         3.4      4.5        7.9                10.0
---------------------------------------------------------------


*40% Lehman Aggregate Bond Index, 35% Wilshire 5000 Index, 20% Salomon Smith
 Barney 3-Month Treasury Index, and 5% MSCI EAFE Index.

See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.


                                 [LINE GRAPH]

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1994-DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------------
             LifeStrategy Conservative  Conservative Growth  Conservative Growth    Lehman Aggregate    Wilshire
             Growth Fund                Composite Average*   Composite Index**      Bond Index          5000 Index
10/1/98      10000                      10000                10000                  10000               10000
1994 12      10010                      9949                 10011                  10038               9922
1995 03      10618                      10374                10566                  10544               10816
1995 06      11371                      10944                11202                  11186               11828
1995 09      11897                      11416                11702                  11405               12908
1995 12      12447                      11738                12158                  11891               13536
1996 03      12617                      11977                12358                  11681               14304
1996 06      12854                      12256                12621                  11747               14939
1996 09      13137                      12504                12878                  11965               15355
1996 12      13736                      12913                13389                  12324               16414
1997 03      13768                      12853                13417                  12255               16507
1997 06      14942                      13805                14513                  12704               19296
1997 09      15680                      14587                15242                  13126               21191
1997 12      16044                      14608                15498                  13512               21560
1998 03      17098                      15458                16459                  13723               24427
1998 06      17509                      15590                16775                  14044               24885
1998 09      17081                      14788                16295                  14638               21901
1998 12      18592                      15980                17698                  14688               26602
1999 03      18819                      16090                17956                  14614               27626
1999 06      19231                      16700                18436                  14485               29739
1999 09      18948                      16487                18147                  14584               27818
1999 12      20053                      17787                19464                  14568               32925


                                           AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED DECEMBER 31, 1999
                                         -------------------------------
                                                                 SINCE        FINAL VALUE OF A
                                         1 YEAR     5 YEARS    INCEPTION    $10,000 INVESTMENT
----------------------------------------------------------------------------------------------
LifeStrategy Conservative Growth Fund      7.86%    14.91%        14.17%        $20,053
Conservative Growth Composite Average*    11.30     12.32         11.59          17,787
Conservative Growth Composite Index**      9.98     14.22         13.52          19,464
Lehman Aggregate Bond Index               -0.82      7.73          7.43          14,568
Wilshire 5000 Index                       23.77     27.11         25.47          32,925
----------------------------------------------------------------------------------------------

 *A composite fund average weighted 40% average fixed-income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund. Derived from data provided by Lipper Inc.

**40% Lehman Aggregate Bond Index, 35% Wilshire 5000 Index, 20% Salomon Smith
  Barney 3-Month Treasury Index, and 5% MSCI EAFE Index.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------
                                                                                       SINCE INCEPTION
                                             INCEPTION                         ----------------------------
                                               DATE        1 YEAR    5 YEARS    CAPITAL   INCOME     TOTAL
-----------------------------------------------------------------------------------------------------------
LifeStrategy Conservative Growth Fund        9/30/1994      7.86%     14.91%      9.39%    4.78%     14.17%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
LIFESTRATEGY MODERATE GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-DECEMBER 31, 1999
---------------------------------------------------------------
                    LIFESTRATEGY MODERATE           MODERATE
                         GROWTH FUND                 GROWTH
                                                    COMPOSITE
                                                     INDEX*
FISCAL         CAPITAL      INCOME      TOTAL         TOTAL
YEAR           RETURN       RETURN      RETURN       RETURN
---------------------------------------------------------------
1994            -2.1%        1.4%        -0.7%        -0.3%
1995            24.1         3.8         27.9         26.5
1996             9.0         3.7         12.7         12.6
1997            15.9         3.9         19.8         19.5
1998            15.5         3.5         19.0         17.8
1999             8.6         3.4         12.0         13.9
---------------------------------------------------------------

*50% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE
 Index.

See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1994-DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------
              LifeStrategy Moderate   Moderate Growth       Moderate Growth     Lehman Aggregate   Wilshire
              Growth Fund             Composite Average*    Composite Index**   Bond Index         5000 Index
10/1/98       10000                   10000                 10000               10000              10000
1994 12       9930                    9886                  9969                10038              9922
1995 03       10605                   10378                 10640               10544              10816
1995 06       11441                   11079                 11405               11186              11828
1995 09       12123                   11705                 12063               11405              12908
1995 12       12705                   12070                 12614               11891              13536
1996 03       12999                   12414                 12914               11681              14304
1996 06       13315                   12786                 13254               11747              14939
1996 09       13612                   13061                 13544               11965              15355
1996 12       14320                   13579                 14197               12324              16414
1997 03       14331                   13453                 14194               12255              16507
1997 06       15942                   14802                 15772               12704              19296
1997 09       16870                   15872                 16749               13126              21191
1997 12       17150                   15754                 16964               13512              21560
1998 03       18679                   17032                 18436               13723              24427
1998 06       19108                   17136                 18807               14044              24885
1998 09       18054                   15684                 17746               14638              21901
1998 12       20414                   17511                 19988               14688              26602
1999 03       20754                   17632                 20364               14614              27626
1999 06       21487                   18587                 21121               14485              29739
1999 09       20947                   18209                 20580               14584              27818
1999 12       22866                   20333                 22763               14568              32925

                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED DECEMBER 31, 1999
                                     --------------------------------
                                                              SINCE       FINAL VALUE OF A
                                     1 YEAR       5 YEARS   INCEPTION    $10,000 INVESTMENT
-------------------------------------------------------------------------------------------
LifeStrategy Moderate Growth Fund     12.01%       18.15%     17.05%          $22,866
Moderate Growth Composite Average*    16.12        15.51      14.47            20,333
Moderate Growth Composite Index**     13.88        17.96      16.95            22,763
Lehman Aggregate Bond Index           -0.82         7.73       7.43            14,568
Wilshire 5000 Index                   23.77        27.11      25.47            32,925
-------------------------------------------------------------------------------------------

 *A composite fund average weighted 50% average general equity fund, 40% average fixed-income fund, and 10% average international fund. Derived from data provided by Lipper Inc.

**50% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE
  Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------
                                                                                SINCE INCEPTION
                                         INCEPTION                         -------------------------
                                           DATE        1 YEAR    5 YEARS    CAPITAL  INCOME   TOTAL
----------------------------------------------------------------------------------------------------
LifeStrategy Moderate Growth Fund       9/30/1994       12.01%   18.15%     13.28%    3.77%   17.05%
----------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
LIFESTRATEGY GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-DECEMBER 31, 1999
--------------------------------------------------------------
                LIFESTRATEGY GROWTH FUND              GROWTH
                                                     COMPOSITE
                                                      INDEX*
FISCAL       CAPITAL     INCOME       TOTAL            TOTAL
YEAR         RETURN      RETURN       RETURN          RETURN
--------------------------------------------------------------
1994          -1.5%       1.4%        -0.1%           -0.6%
1995          26.0        3.2         29.2            28.9
1996          12.5        2.9         15.4            15.4
1997          19.4        2.9         22.3            22.3
1998          18.8        2.6         21.4            20.5
1999          14.8        2.5         17.3            19.1
--------------------------------------------------------------

*65% Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE
 Index.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1994-DECEMBER 31, 1999
--------------------------------------------------------------------------------
            LifeStrategy    Growth              Growth              Wilshire
            Growth Fund     Composite Average*  Composite Index**   5000 Index
10/1/98     10000           10000               10000               10000
1994 12     9990            9850                9944                9922
1995 03     10684           10357               10658               10816
1995 06     11539           11111               11447               11828
1995 09     12311           11874               12245               12908
1995 12     12911           12224               12814               13536
1996 03     13381           12725               13295               14304
1996 06     13789           13205               13729               14939
1996 09     14105           13481               14033               15355
1996 12     14901           14068               14782               16414
1997 03     14922           13911               14798               16507
1997 06     16970           15612               16812               19296
1997 09     18067           16923               17979               21191
1997 12     18218           16618               18077               21560
1998 03     20274           18329               20090               24427
1998 06     20683           18379               20467               24885
1998 09     18854           16199               18627               21901
1998 12     22117           18698               21780               26602
1999 03     22659           18862               22353               27626
1999 06     23818           20254               23510               29739
1999 09     22987           19728               22699               27818
1999 12     25948           22827               25949               32925

                                         AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED DECEMBER 31, 1999
                                      ---------------------------------
                                                             SINCE           FINAL VALUE OF A
                                      1 YEAR      5 YEARS   INCEPTION      $10,000 INVESTMENT
---------------------------------------------------------------------------------------------
LifeStrategy Growth Fund              17.32%       21.03%     19.91%             $25,948
Growth Composite Average*             22.08        18.30      17.02               22,827
Growth Composite Index**              19.14        21.15      19.91               25,949
Wilshire 5000 Index                   23.77        27.11      25.47               32,925
---------------------------------------------------------------------------------------------

 *A composite fund average weighted 65% average general equity fund, 20% average fixed-income fund, and 15% average international fund. Derived from data provided by Lipper Inc.

**65% Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE
  Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------------
                                                                            SINCE INCEPTION
                                   INCEPTION                           -------------------------
                                     DATE         1 YEAR     5 YEARS    CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------------
LifeStrategy Growth Fund           9/30/1994      17.32%     21.03%     16.93%    2.98%   19.91%
------------------------------------------------------------------------------------------------

FUND PROFILE
LIFESTRATEGY INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
------------------------------------------------------
Yield                                             5.7%
Expense Ratio                                       0%
Average Weighted Expense Ratio*                  0.28%

*For underlying funds.

FUND ASSET ALLOCATION
----------------------------------------------------
STOCKS                                         15%
BONDS                                          85%


VOLATILITY MEASURES
---------------------------------------------
                   LIFESTRATEGY      LEHMAN
                         INCOME      INDEX*
---------------------------------------------
R-Squared                  0.46        1.00
Beta                       0.98        1.00

*Lehman Aggregate Bond Index.

ALLOCATION TO UNDERLYING FUNDS
------------------------------------------------------------
Vanguard Total Bond Market Index Fund                  50.1%
Vanguard Asset Allocation Fund                         24.9
Vanguard Short-Term Corporate Fund                     20.0
Vanguard Total Stock Market Index Fund                  5.0
------------------------------------------------------------
Total                                                 100.0%

EQUITY INVESTMENT FOCUS
------------------------------------------------
STYLE                                   Blend
MARKET CAP                              Large


FIXED-INCOME INVESTMENT FOCUS
------------------------------------------------------
AVERAGE MATURITY                     Medium
CREDIT QUALITY                       Treasury/Agency

ALLOCATION TO UNDERLYING FUNDS. This table shows the distribution of a fund's assets in underlying Vanguard funds.

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

FUND PROFILE
LIFESTRATEGY CONSERVATIVE GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
------------------------------------------------
Yield                                     4.5%
Expense Ratio                               0%
Average Weighted Expense Ratio*          0.29%

*For underlying funds.

FUND ASSET ALLOCATION
-----------------------------------------------
STOCKS                                   36%
BONDS                                    64%

VOLATILITY MEASURES
--------------------------------------------------
                        LIFESTRATEGY
                 CONSERVATIVE GROWTH     S&P 500
--------------------------------------------------
R-Squared                       0.94        1.00
Beta                            0.41        1.00

ALLOCATION TO UNDERLYING FUNDS
----------------------------------------------------------
Vanguard Total Bond Market Index Fund              29.2%
Vanguard Asset Allocation Fund                     25.0
Vanguard Total Stock Market Index Fund             20.8
Vanguard Short-Term Corporate Fund                 19.4
Vanguard Total International
    Stock Index Fund                                5.6
----------------------------------------------------------
Total                                             100.0%

EQUITY INVESTMENT FOCUS
------------------------------------------------------
STYLE                                        BLEND
MARKET CAP                                   LARGE


FIXED-INCOME INVESTMENT FOCUS
------------------------------------------------------
AVERAGE MATURITY                             MEDIUM
CREDIT QUALITY                               TREASURY/AGENCY

FUND PROFILE
LIFESTRATEGY MODERATE GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
------------------------------------------------------
Yield                                            3.4%
Expense Ratio                                      0%
Average Weighted Expense Ratio*                 0.29%

*For underlying funds.

FUND ASSET ALLOCATION
-----------------------------------------------
STOCKS                                    56%
BONDS                                     44%

VOLATILITY MEASURES
---------------------------------------------
                   LIFESTRATEGY
                MODERATE GROWTH     S&P 500
---------------------------------------------
R-Squared                  0.97        1.00
Beta                       0.60        1.00

ALLOCATION TO UNDERLYING FUNDS
------------------------------------------------------
Vanguard Total Stock Market Index Fund          35.6%
Vanguard Total Bond Market Index Fund           29.4
Vanguard Asset Allocation Fund                  24.6
Vanguard Total International
    Stock Index Fund                            10.4
------------------------------------------------------
Total                                          100.0%

EQUITY INVESTMENT FOCUS
------------------------------------------------------
STYLE                                      BLEND
MARKET CAP                                 LARGE


FIXED-INCOME INVESTMENT FOCUS
------------------------------------------------------
AVERAGE MATURITY                    MEDIUM
CREDIT QUALITY                      TREASURY/AGENCY

FUND PROFILE
LIFESTRATEGY GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
------------------------------------------------------
Yield                                            2.3%
Expense Ratio                                      0%
Average Weighted Expense Ratio*                 0.29%

*For underlying funds.

FUND ASSET ALLOCATION
------------------------------------------------------
STOCKS                                          75%
BONDS                                           25%

VOLATILITY MEASURES
------------------------------------------------------
                   LIFESTRATEGY
                         GROWTH     S&P 500
------------------------------------------------------
R-Squared                  0.97        1.00
Beta                       0.79        1.00

ALLOCATION TO UNDERLYING FUNDS
----------------------------------------------------------
Vanguard Total Stock Market Index Fund              50.1%
Vanguard Asset Allocation Fund                      24.8
Vanguard Total International
    Stock Index Fund                                15.3
Vanguard Total Bond Market Index Fund                9.8
----------------------------------------------------------
Total                                              100.0%

EQUITY INVESTMENT FOCUS
------------------------------------------------------
STYLE                                        BLEND
MARKET CAP                                   LARGE


FIXED-INCOME INVESTMENT FOCUS
------------------------------------------------------
AVERAGE MATURITY                       MEDIUM
CREDIT QUALITY                         TREASURY/AGENCY

FINANCIAL STATEMENTS
DECEMBER 31, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
                                                                                                             VALUE*
LIFESTRATEGY INCOME FUND                                                                  SHARES               (000)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.1%)
--------------------------------------------------------------------------------------------------------------------
STOCK FUND (5.0%)
Vanguard Total Stock Market Index Fund Investor Shares                                   840,429           $ 27,919
                                                                                                       ------------
BALANCED FUND (24.9%)
Vanguard Asset Allocation Fund                                                         5,821,112            138,542
                                                                                                       ------------
BOND FUNDS (70.2%)
Vanguard Total Bond Market Index Fund Investor Shares                                 29,103,082            278,226
Vanguard Short-Term Corporate Fund Investor Shares                                    10,577,856            111,385
                                                                                                       ------------
                                                                                                            389,611
                                                                                                       ------------
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $540,355)                                                                                           556,072
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                  4,539
Liabilities                                                                                                  (5,233)
                                                                                                       ------------
                                                                                                               (694)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------
Applicable to 43,320,848 outstanding $ .001 par value shares of beneficial interest
  (unlimited authorization)                                                                                $555,378
===================================================================================================================

NET ASSET VALUE PER SHARE                                                                                  $  12.82
===================================================================================================================

*See Note A in Notes to Financial Statements.


--------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------
                                                                                          AMOUNT                PER
                                                                                           (000)              SHARE
--------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                        $536,412             $12.38
 Overdistributed Net Investment Income                                                       (48)                --
 Accumulated Net Realized Gains                                                            3,297                .08
 Unrealized Appreciation--Note D                                                          15,717                .36
--------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                             $555,378            $12.82
====================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                                                VALUE*
LIFESTRATEGY CONSERVATIVE GROWTH FUND                                                       SHARES              (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.6%)
----------------------------------------------------------------------------------------------------------------------
STOCK FUNDS (26.3%)
Vanguard Total Stock Market Index Fund Investor Shares                                  10,903,292          $  362,208
Vanguard Total International Stock Index Fund                                            6,780,393              97,027
                                                                                                           -----------
                                                                                                               459,235
                                                                                                           -----------
BALANCED FUND (24.9%)
Vanguard Asset Allocation Fund                                                          18,304,270             435,642
                                                                                                           -----------

BOND FUNDS (48.4%)
Vanguard Total Bond Market Index Fund Investor Shares                                   53,117,810             507,806
Vanguard Short-Term Corporate Fund Investor Shares                                      32,100,428             338,018
                                                                                                           -----------
                                                                                                               845,824
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $1,526,361)                                                                                          1,740,701
----------------------------------------------------------------------------------------------------------------------
                                                                                             FACE
                                                                                            AMOUNT
                                                                                             (000)
----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
 3.25%, 1/3/2000
  (COST $2,041)                                                                             $2,041               2,041
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (COST $1,528,402)                                                                                          1,742,742
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
----------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                    13,665
Liabilities                                                                                                     (8,660)
                                                                                                           -----------
                                                                                                                 5,005
----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------
Applicable to 115,757,522 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                 $1,747,747
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                                                                       $15.10
======================================================================================================================

*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------
                                                                                            AMOUNT                 PER
                                                                                             (000)               SHARE
-----------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                         $1,522,213              $13.15
Overdistributed Net Investment Income                                                         (252)                 --
Accumulated Net Realized Gains                                                              11,446                 .10
Unrealized Appreciation--Note D                                                            214,340                1.85
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $1,747,747              $15.10
=======================================================================================================================


----------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                                                VALUE*
LIFESTRATEGY MODERATE GROWTH FUND                                                           SHARES               (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.9%)
----------------------------------------------------------------------------------------------------------------------
STOCK FUNDS (46.0%)
Vanguard Total Stock Market Index Fund Investor Shares                                  36,858,152          $1,224,428
Vanguard Total International Stock Index Fund                                           24,985,537             357,543
                                                                                                            ----------
                                                                                                             1,581,971
                                                                                                            ----------
BALANCED FUND (24.5%)
Vanguard Asset Allocation Fund                                                          35,471,565             844,223
                                                                                                            ----------
BOND FUND (29.4%)
Vanguard Total Bond Market Index Fund Investor Shares                                  105,678,225           1,010,284
                                                                                                            ----------
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $2,835,149)                                                                                          3,436,478
----------------------------------------------------------------------------------------------------------------------

                                                                                             FACE
                                                                                           AMOUNT
                                                                                            (000)
----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
  3.25%, 1/3/2000
  (COST $875)                                                                                $875                  875
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (COST $2,836,024)                                                                                          3,437,353
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
----------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                   13,603
Liabilities                                                                                                   (10,239)
                                                                                                            ----------
                                                                                                                3,364
----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------
Applicable to 189,295,791 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                $3,440,717
======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                      $18.18
======================================================================================================================

*See Note A in Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
 AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------
                                                                                         AMOUNT                    PER
                                                                                          (000)                  SHARE
----------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                         $2,819,475              $14.89
Overdistributed Net Investment Income                                                         (349)                 --
Accumulated Net Realized Gains                                                              20,262                 .11
Unrealized Appreciation--Note D                                                            601,329                3.18
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $3,440,717              $18.18
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                                                VALUE*
LIFESTRATEGY GROWTH FUND                                                                  SHARES                 (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.8%)
----------------------------------------------------------------------------------------------------------------------
STOCK FUNDS (65.3%)
Vanguard Total Stock Market Index Fund Investor Shares                                  47,854,624          $1,589,731
Vanguard Total International Stock Index Fund                                           33,899,643             485,104
                                                                                                            ----------
                                                                                                             2,074,835
                                                                                                            ----------
BALANCED FUND (24.7%)
Vanguard Asset Allocation Fund                                                          32,967,850             784,635
                                                                                                            ----------
BOND FUND (9.8%)
Vanguard Total Bond Market Index Fund Investor Shares                                   32,458,515             310,303
                                                                                                            ----------
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $2,425,405)                                                                                          3,169,773
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
----------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                    19,246
Liabilities                                                                                                    (11,988)
                                                                                                            ----------
                                                                                                                 7,258
----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------
Applicable to 148,371,954 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                 $3,177,031
======================================================================================================================
NET ASSET VALUE PER SHARE                                                                                       $21.41
======================================================================================================================

*See Note A in Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------
                                                                                            AMOUNT                 PER
                                                                                             (000)               SHARE
----------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                         $2,413,437              $16.26
Overdistributed Net Investment Income                                                         (674)                 --
Accumulated Net Realized Gains                                                              19,900                 .13
Unrealized Appreciation--Note D                                                            744,368                5.02
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $3,177,031              $21.41
======================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows each fund's Income Distributions Received from the other Vanguard funds in which it invests. This Statement also shows any Capital Gain Distributions Received from the other funds' realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.


--------------------------------------------------------------------------------------------------
                                                 LIFESTRATEGY      LIFESTRATEGY
                                   LIFESTRATEGY  CONSERVATIVE          MODERATE       LIFESTRATEGY
                                         INCOME        GROWTH            GROWTH             GROWTH
                                           FUND          FUND              FUND               FUND
                                ------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31, 1999
                                ------------------------------------------------------------------
                                          (000)         (000)             (000)              (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Income Distributions Received          $28,790    $ 69,346          $ 95,481           $ 61,317
   Interest                                    20          33                93                119
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B              28,810      69,379            95,574             61,436
--------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Capital Gain Distributions Received      6,011      20,790            43,933             43,044
   Investment Securities Sold                 438       3,149               777                142
--------------------------------------------------------------------------------------------------
REALIZED NET GAIN                           6,449      23,939            44,710             43,186
--------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENT SECURITIES  (20,810)     30,650           195,611            319,106
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                        $14,449    $123,968          $335,895           $423,728
==================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


------------------------------------------------------------------------------------------------------------------
                                                           LIFESTRATEGY                        LIFESTRATEGY
                                                           INCOME FUND                  CONSERVATIVE GROWTH FUND
                                                   --------------------------        -----------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------
                                                         1999         1998               1999             1998
                                                        (000)        (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                             $ 28,810     $ 18,114         $   69,379       $   47,782
   Realized Net Gain                                    6,449        6,230             23,939           18,699
   Change in Unrealized Appreciation (Depreciation)   (20,810)      19,239             30,650           97,520
      Net Increase in Net Assets Resulting
         from Operations                               14,449       43,583            123,968          164,001
                                                   ---------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                              (28,895)     (18,129)           (69,029)         (48,539)
   Realized Capital Gain                               (2,987)      (6,279)           (12,422)         (18,656)
                                                   ---------------------------------------------------------------
      Total Distributions                             (31,882)     (24,408)           (81,451)         (67,195)
                                                   ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                             289,918      273,108            622,417          721,533
   Issued in Lieu of Cash Distributions                27,894       21,361             77,054           63,978
   Redeemed                                          (193,898)    (108,685)          (409,950)        (269,557)
                                                   --------------------------------------------------------------
      Net Increase from Capital Share Transactions    123,914      185,784            289,521          515,954
------------------------------------------------------------------------------------------------------------------
   Total Increase                                     106,481      204,959            332,038          612,760
------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                  448,897      243,938          1,415,709          802,949
                                                   ---------------------------------------------------------------
   End of Year                                       $555,378     $448,897         $1,747,747       $1,415,709
==================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                              22,022       21,063             41,835           50,880
   Issued in Lieu of Cash Distributions                 2,169        1,632              5,195            4,416
   Redeemed                                           (14,818)      (8,368)           (27,487)         (19,020)
                                                   ---------------------------------------------------------------
      Net Increase in Shares Outstanding                9,373       14,327             19,543           36,276
==================================================================================================================



-----------------------------------------------------------------------------------------------------------
                                                           LIFESTRATEGY                LIFESTRATEGY
                                                       MODERATE GROWTH FUND            GROWTH FUND
                                                    -------------------------   ---------------------------
                                                                     YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------
                                                          1999          1998          1999          1998
                                                         (000)         (000)         (000)         (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                            $   95,574    $   61,334    $   61,436    $   39,054
   Realized Net Gain                                    44,710        30,755        43,186        26,190
   Change in Unrealized Appreciation (Depreciation)    195,611       220,429       319,106       233,545
                                                   --------------------------------------------------------
      Net Increase in Net Assets Resulting
         from Operations                               335,895       312,518       423,728       298,789
                                                   --------------------------------------------------------
DISTRIBUTIONS
      Net Investment Income                            (95,504)      (61,591)      (61,628)      (39,473)
      Realized Capital Gain                            (24,016)      (30,946)      (23,053)      (26,309)
                                                   --------------------------------------------------------
      Total Distributions                             (119,520)      (92,537)      (84,681)      (65,782)
                                                   --------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                            1,442,247       874,948     1,224,603       712,132
   Issued in Lieu of Cash Distributions                110,050        86,634        82,841        64,618
   Redeemed                                           (529,899)     (337,628)     (393,582)     (269,352)
                                                   --------------------------------------------------------
      Net Increase from Capital Share Transactions   1,022,398       623,954       913,862       507,398
-----------------------------------------------------------------------------------------------------------
   Total Increase                                    1,238,773       843,935     1,252,909       740,405
-----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                 2,201,944     1,358,009     1,924,122     1,183,717
                                                   --------------------------------------------------------
   End of Year                                      $3,440,717    $2,201,944    $3,177,031    $1,924,122
===========================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                               82,824        55,074        61,878        40,609
   Issued in Lieu of Cash Distributions                  6,202         5,182         3,988         3,460
   Redeemed                                            (30,350)      (21,344)      (19,873)      (15,501)
                                                   --------------------------------------------------------
      Net Increase in Shares Outstanding                58,676        38,912        45,993        28,568
===========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. The table also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; its share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------------
                                                                                  LIFESTRATEGY INCOME FUND
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                             1999      1998     1997      1996         1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                     $13.22    $12.43   $11.55    $11.54       $ 9.88
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                  .69       .63      .63       .64          .49
   Capital Gain Distributions Received                                    .14       .20      .15       .19          .09
   Net Realized and Unrealized Gain (Loss) on Investments                (.47)      .78      .83       .03         1.66
                                                                 -------------------------------------------------------
      Total from Investment Operations                                    .36      1.61     1.61       .86         2.24
                                                                 -------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                  (.69)     (.63)    (.63)     (.64)        (.49)
   Distributions from Realized Capital Gains                             (.07)     (.19)    (.10)     (.21)        (.09)
                                                                 -------------------------------------------------------
      Total Distributions                                                (.76)     (.82)    (.73)     (.85)        (.58)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                           $12.82    $13.22   $12.43    $11.55       $11.54
========================================================================================================================

TOTAL RETURN                                                            2.82%    13.17%   14.23%     7.65%       22.99%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                    $555      $449     $244      $151         $121
   Ratio of Expenses to Average Net Assets--Note B                         0%        0%       0%        0%           0%
   Ratio of Net Investment Income to Average Net Assets                 5.37%     5.24%    5.54%     5.66%        5.76%
   Portfolio Turnover Rate                                                11%        3%       6%       22%           4%
========================================================================================================================


--------------------------------------------------------------------------------------------------------------------
                                                                         LIFESTRATEGY CONSERVATIVE GROWTH FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       1999       1998      1997        1996       1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $14.71     $13.40    $12.14      $11.68     $ 9.89
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .64        .58       .56         .53        .47
   Capital Gain Distributions Received                              .18        .20       .18         .20        .11
   Net Realized and Unrealized Gain (Loss) on Investments           .31       1.32      1.27         .46       1.80
                                                                ----------------------------------------------------
      Total from Investment Operations                             1.13       2.10      2.01        1.19       2.38
                                                                ----------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.63)      (.59)     (.56)       (.53)      (.47)
   Distributions from Realized Capital Gains                       (.11)      (.20)     (.19)       (.20)      (.12)
                                                                ----------------------------------------------------
      Total Distributions                                          (.74)      (.79)     (.75)       (.73)      (.59)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $15.10     $14.71    $13.40      $12.14     $11.68
====================================================================================================================

TOTAL RETURN                                                      7.86%     15.88%    16.81%      10.36%     24.35%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                            $1,748     $1,416      $803        $462       $219
   Ratio of Expenses to Average Net Assets--Note B                   0%         0%        0%          0%         0%
   Ratio of Net Investment Income to Average Net Assets           4.34%      4.32%     4.61%       4.86%      5.14%
   Portfolio Turnover Rate                                           5%         3%        1%          2%         1%
===================================================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                       LIFESTRATEGY MODERATE GROWTH FUND
                                                                            YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       1999      1998      1997      1996     1995
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $16.86    $14.81    $12.97    $12.11   $ 9.86
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .55      .510      .490       .44      .36
   Capital Gain Distributions Received                              .24      .241      .236       .22      .13
   Net Realized and Unrealized Gain (Loss) on Investments          1.21     2.054     1.819       .87     2.25
                                                                  --------------------------------------------
      Total from Investment Operations                             2.00     2.805     2.545      1.53     2.74
                                                                  --------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.55)    (.510)    (.490)     (.44)    (.36)
   Distributions from Realized Capital Gains                       (.13)    (.245)    (.215)     (.23)    (.13)
                                                                  --------------------------------------------
      Total Distributions                                          (.68)    (.755)    (.705)     (.67)    (.49)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $18.18    $16.86    $14.81    $12.97   $12.11
==============================================================================================================

TOTAL RETURN                                                     12.01%    19.03%    19.77%    12.71%   27.94%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                            $3,441    $2,202    $1,358      $826     $235
   Ratio of Expenses to Average Net Assets--Note B                   0%        0%        0%        0%       0%
   Ratio of Net Investment Income to Average Net Assets           3.47%     3.43%     3.72%     3.98%    4.42%
   Portfolio Turnover Rate                                           3%        5%        2%        3%       1%
==============================================================================================================

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------
                                                                       LIFESTRATEGY GROWTH FUND
                                                                        YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999       1998     1997     1996        1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $18.79     $16.04   $13.68   $12.36      $ 9.93
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                         .45       .410      .39      .34         .32
   Capital Gain Distributions Received                           .29       .264      .28      .24         .14
   Net Realized and Unrealized Gain (Loss) on Investments       2.49      2.751     2.36     1.32        2.43
                                                            ---------------------------------------------------
      Total from Investment Operations                          3.23      3.425     3.03     1.90        2.89
                                                            ---------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                         (.45)     (.410)    (.38)    (.35)       (.31)
   Distributions from Realized Capital Gains                    (.16)     (.265)    (.29)    (.23)       (.15)
                                                            ---------------------------------------------------
      Total Distributions                                       (.61)     (.675)    (.67)    (.58)       (.46)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $21.41     $18.79   $16.04   $13.68      $12.36
===============================================================================================================

TOTAL RETURN                                                  17.32%     21.40%   22.26%   15.41%      29.24%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                         $3,177     $1,924   $1,184     $629        $217
   Ratio of Expenses to Average Net Assets--Note B                0%         0%       0%       0%          0%
   Ratio of Net Investment Income to Average Net Assets        2.50%      2.53%    2.84%    3.18%       3.67%
   Portfolio Turnover Rate                                        1%         2%       1%       0%          1%
===============================================================================================================


NOTES TO FINANCIAL STATEMENTS

Vanguard LifeStrategy Funds comprise the LifeStrategy Income Fund, LifeStrategy Conservative Growth Fund, LifeStrategy Moderate Growth Fund, and LifeStrategy Growth Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. VALUATION: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distri-butions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     4. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the funds. The special service agreement provides that Vanguard will reimburse the funds' expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the year ended December 31, 1999, were reimbursed by Vanguard. The funds' Trustees and officers are also Directors and officers of Vanguard and the funds in which the funds invest.

C. During the year ended December 31, 1999, purchases and sales of investment securities were:

         ----------------------------------------------------------------------
                                                              (000)
                                               --------------------------------
         LIFESTRATEGY FUND                          PURCHASES        SALES
         ----------------------------------------------------------------------
         Income                                    $  187,199        $61,645
         Conservative Growth                          366,697         73,039
         Moderate Growth                            1,118,237         76,904
         Growth                                       938,373         12,348
         ----------------------------------------------------------------------

D. At December 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

        --------------------------------------------------------------------------------------------------
                                                                                (000)
                                                           -----------------------------------------------
                                                                                                NET
                                                             APPRECIATED     DEPRECIATED      UNREALIZED
        LIFESTRATEGY FUND                                    SECURITIES       SECURITIES     APPRECIATION
        --------------------------------------------------------------------------------------------------
        Income                                                 $ 31,368       $(15,651)        $ 15,717
        Conservative Growth                                     243,620        (29,280)         214,340
        Moderate Growth                                         640,278        (38,949)         601,329
        Growth                                                  756,216        (11,848)         744,368
        --------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders And Trustees Of
Vanguard LifeStrategy Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (the "Funds") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 2000

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD LIFESTRATEGY FUNDS

   This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The Conservative Growth, Moderate Growth, and Growth Funds distributed $2,260,000, $3,646,000, and $4,324,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 1999, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

           -----------------------------------------------
           LifeStrategy Income Fund                   3.0%
           LifeStrategy Conservative Growth Fund      6.7
           LifeStrategy Moderate Growth Fund         12.4
           LifeStrategy Growth Fund                  21.3
           -----------------------------------------------

--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

    The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.


TRUSTEES

JOHN C. BOGLE - (1967) Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.
ROBERT A. DiSTEFANO - Information Technology.
JAMES H. GATELY - Individual Investor Group.
KATHLEEN C. GUBANICH - Human Resources.
IAN A. MacKINNON - Fixed Income Group.
F. WILLIAM McNABB, III - Institutional Investor Group.
MICHAEL S. MILLER - Planning and Development.
RALPH K. PACKARD - Chief Financial Officer.
GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

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All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc.,
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Frank Russell Company is the owner of trademarks and copyrights relating to the
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WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
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INDIVIDUAL ACCOUNT SERVICES
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1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q880-02/17/2000
(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.